                                                                   EXHIBIT 10.15

                                                                   Loan No. 1440


                    HAZARDOUS MATERIALS INDEMNITY AGREEMENT
                                   (UNSECURED)


THIS HAZARDOUS MATERIALS INDEMNITY AGREEMENT (Unsecured) ("Indemnity") is given December __, 2000 by COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, a Delaware corporation ("Indemnitor") to WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender"), on the basis of the following facts and understandings:

A. Pursuant to the terms of a loan agreement ("Loan Agreement") between Indemnitor, as borrower, and Lender, of even date herewith, Lender is making a loan to Indemnitor in the principal amount of EIGHTEEN MILLION AND NO/100THS Dollars ($18,000,000.00) ("Loan"). The Loan is evidenced by a promissory note ("Note") executed by Indemnitor in favor of Lender, in the principal amount of the Loan, and is further evidenced by the documents described in the Loan Agreement as the "Loan Documents". The Note is secured by, among other things, a deed of trust ("Deed of Trust"), executed by Indemnitor, as trustor, to American Securities Company, as trustee, in favor of Lender, as beneficiary. The Deed of Trust encumbers the real property and any and all improvements thereon described on Exhibit A attached hereto and incorporated herein by this reference ("Property").

B. Indemnitor has a direct financial interest in the Property and will benefit from Lender making the Loan.

C. Lender is willing to make the Loan only on the condition, among others, that Indemnitor defend, indemnify and hold harmless Lender from and against any and all claims, loss, damage, cost, expense or liability arising out of the presence of Hazardous Materials (as defined in the Loan Agreement) on the Property, to the extent provided herein.

D. Since the presence of Hazardous Materials on the Property may reduce the value of the Property to an extent that is unforeseeable and indeterminable and may, in fact, cause the value of the Property to be substantially less than the claims against Lender or the liabilities associated with ownership of such Property, Lender also is willing to make the Loan only on the condition that this Indemnity be and remain an unsecured personal obligation of Indemnitor to the extent provided herein.

E. This Indemnity is not one of the "Loan Documents" as defined in the Loan Agreement.

NOW, THEREFORE, in consideration of Lender contemporaneously herewith making the Loan, and for other good, valuable and adequate consideration, receipt of which is hereby acknowledged, Indemnitor agrees as follows:

1. INDEMNITY. INDEMNITOR HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER, ANY CORPORATION CONTROLLED BY LENDER, AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS (INCLUDING, WITHOUT LIMITATION, ANY PARTICIPANTS IN THE LOAN) FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES) (COLLECTIVELY, "DAMAGES") WHICH LENDER MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF: THE USE, GENERATION, MANUFACTURE, STORAGE, TREATMENT, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, TRANSPORTATION OR PRESENCE OF ANY HAZARDOUS MATERIALS, WHICH ARE FOUND IN, ON, UNDER OR ABOUT THE PROPERTY, INCLUDING, WITHOUT LIMITATION EXCEPT AS OTHERWISE PROVIDED HEREIN: (i) THE COSTS, WHETHER FORESEEABLE OR UNFORESEEABLE, OF ANY REPAIR, CLEANUP OR DETOXIFICATION OF THE PROPERTY WHICH IS REQUIRED BY ANY GOVERNMENTAL ENTITY; AND (ii) ANY THIRD PARTY TORT CLAIMS OR GOVERNMENTAL CLAIMS, FINES OR PENALTIES ARISING FROM THE USE, GENERATION, MANUFACTURE, STORAGE, TREATMENT, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, TRANSPORTATION OR PRESENCE OF ANY HAZARDOUS MATERIALS, WHICH ARE FOUND IN, ON, UNDER OR ABOUT THE PROPERTY. THE INDEMNITY SHALL NOT APPLY TO ANY DAMAGES CAUSED BY OR CONTRIBUTED TO BY ANY INDEMNITEE, ANY CORPORATION CONTROLLED BY ANY INDEMNITEE, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, INCLUDING, WITHOUT LIMITATION, ANY DAMAGES ARISING FROM THE STATUS OF ANY SUCH ENTITY AS A RESPONSIBLE OR A POTENTIALLY RESPONSIBLE PARTY WITH RESPECT TO THE USE, GENERATION, MANUFACTURE,

                                                                   Loan No. 1440

    STORAGE, TREATMENT, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, TRANSPORTATION OR PRESENCE OF ANY HAZARDOUS MATERIALS, WHICH ARE FOUND IN, ON, UNDER OR ABOUT THE PROPERTY. THIS INDEMNITY SHALL NOT APPLY TO THE EXTENT THAT ANY HAZARDOUS MATERIALS HAVE BEEN INTRODUCED AT OR ABOUT THE PROPERTY AFTER ANY JUDICIAL OR NON-JUDICIAL FORECLOSURE UNDER THE DEED OF TRUST, OR TRANSFER OF THE PROPERTY IN LIEU THEREOF, EXCEPT TO THE EXTENT CONTRIBUTED TO BY INDEMNITOR OR ITS AFFILIATES, OR TO THE EXTENT THAT ANY PREEXISTING PRESENCE OF HAZARDOUS MATERIALS IS AGGRAVATED OR EXACERBATED AFTER ANY JUDICIAL OR NON-JUDICIAL FORECLOSURE UNDER THE DEED OF TRUST, OR TRANSFER OF THE PROPERTY IN LIEU THEREOF, EXCEPT TO THE EXTENT CONTRIBUTED TO BY INDEMNITOR OR ITS AFFILIATES.

2.  INTENTIONALLY OMITTED.

3. TERM. The term of the indemnity provided for herein will commence on the date hereof and continue until such time as no legal action can be successfully brought against Lender due to applicable statutes of limitation. WITHOUT IN ANY WAY LIMITING THE ABOVE, IT IS EXPRESSLY UNDERSTOOD THAT INDEMNITOR'S DUTY TO INDEMNIFY LENDER SHALL SURVIVE: (a) ANY JUDICIAL OR NON-JUDICIAL FORECLOSURE UNDER THE DEED OF TRUST, OR TRANSFER OF THE PROPERTY IN LIEU THEREOF; (b) THE RELEASE AND RECONVEYANCE OR CANCELLATION OF THE DEED OF TRUST; AND (c) THE SATISFACTION OF ALL OF INDEMNITOR'S OBLIGATIONS UNDER THE LOAN DOCUMENTS.

4. INDEPENDENT AND UNSECURED OBLIGATIONS. Indemnitor acknowledges that, notwithstanding any other provision of this Indemnity or any of the Loan Documents to the contrary (including, without limitation, any non-recourse provision under the Loan Documents) the obligations of Indemnitor under this Indemnity are personal obligations of Indemnitor which are not secured by the Deed of Trust or any other security instrument. In this regard, Lender's appraisal of the value of the Property is such that Lender is not willing to accept the consequences, under California's "One Form of Action" Rule (i.e.,
    Section 726 of the Code of Civil Procedure) and "Anti-Deficiency Rules" (i.e., Sections 580a, 580b and 580d of the Code of Civil Procedure) of inclusion of this Indemnity among the obligations secured by the Deed of Trust. Indemnitor acknowledges that Lender is unwilling to accept such consequences and that Lender would not make the Loan but for the personal unsecured liability undertaken by Indemnitor.

5. SETTLEMENTS; CLAIMS; JUDGMENTS. Indemnitor shall not, without the prior written consent of Lender: (a) settle or compromise any action, suit, proceeding, or claim in which Lender is named as a party or consent to the entry of any judgment in such a matter that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a written release of Lender (in form, scope and substance reasonably satisfactory to Lender) from all liability in respect of such action, suit, or proceeding; or (b) settle or compromise any action, suit, proceeding, or claim in which Lender is named as a party in any manner that may materially and adversely affect Lender as reasonably determined by Lender.

6. INTEREST. Indemnitor shall pay Lender, within five (5) days of demand, interest, at the rate applicable to the principal balance of the Note as specified therein on any sums Lender is obligated to pay and does pay in respect to the matters to which this Indemnity is given, within five (5) days of Lender's demand.

7. RIGHTS NOT EXCLUSIVE. The rights of Lender under this Indemnity shall be in addition to any other rights and remedies of Lender against Indemnitor under any other document or instrument now or hereafter executed by Indemnitor, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as heretofore or hereafter amended from time to time).

8. RIGHTS OF LENDER. Indemnitor authorizes Lender, without giving notice to Indemnitor or obtaining Indemnitor's consent and without affecting the liability of Indemnitor, from time to time to: (a) to renew or extend all or any portion of Indemnitor's obligations under the Note or any of the other Loan Documents; (b) to make nonmaterial changes in the dates specified for payments of any item payable in periodic installments under the Note or any of the other Loan Documents; (c) take and hold security from others for the performance of Indemnitor's obligations

                                                                   Loan No. 1440

    under the Note or the other Loan Documents and exchange, enforce, waive and release any such security; (d) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; (e) release, substitute or add any one or more endorsers of the Note or guarantors of Indemnitor's obligations under the Note or the other Loan Documents; (f) apply payments received by Lender from Indemnitor to any obligations of Indemnitor to Lender, in such order as Lender shall determine in its sole discretion, whether or not any such obligations are covered by this Indemnity; and (g) sell, assign or grant participations, rights or benefits under this Indemnity solely to parties who are assigned shares or interests in the Loan; provided, however, that Lender may not assign this Indemnity to any entity that is responsible or potentially responsible with respect to Hazardous Materials at or about the Property.

9. INDEMNITOR'S WAIVERS. Indemnitor waives: (a) any defense based upon any legal disability to enter into the Loan or other defense of Indemnitor; (b) any defense based on any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Indemnitor or any principal of Indemnitor, or any defect in the formation of Indemnitor or any principal of Indemnitor; (c) any defense based upon the application of the proceeds of the Loan by Indemnitor for purposes other than the purposes represented by Indemnitor to Lender or intended or understood by Lender or Indemnitor; (d) any and all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Indemnitor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (e) any defense based upon Lender's failure to disclose to Indemnitor any information concerning Indemnitor's financial condition or any other circumstances bearing on Indemnitor's ability to perform its obligations under the Note or any of the Loan Documents; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Lender's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b) (2) of the Federal Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (i) any right of subrogation, any right to enforce any remedy which Lender may have against Indemnitor and any right to participate in, or benefit from, any security for the Note or the other Loan Documents now or hereafter held by Lender; and (j) presentment, demand, protest and notice of any kind.

10. LOAN SALES AND PARTICIPATIONS; DISCLOSURE OF INFORMATION. Subject to the limitations provided in Section 8(g) of this Indemnity, Indemnitor agrees that Lender may elect, at any time, to sell, assign or grant participations in all or any portion of its rights and obligations under the Loan Documents and this Indemnity, and that any such sale, assignment or participation may be to one or more financial institutions, private investors, and/or other entities, at Lender's sole discretion. No such sale, assignment or granting of participation shall in any way expand or increase Indemnitor's liability under this Indemnity. Indemnitor further agrees that Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Lender with respect to: (a) the Property and its operation; (b) any party connected with the Loan (including, without limitation, the Indemnitor, any partner of Indemnitor, any constituent partner of Indemnitor, any guarantor and any non-borrower trustor); and/or (c) any lending relationship other than the Loan which Lender may have with any party connected with the Loan. In the event of any such sale, assignment or participation, Lender and the parties to such transaction shall share in the rights and obligations of Lender as set forth in the Loan Documents only as and to the extent they agree among themselves. In connection with any such sale, assignment or participation, Indemnitor further agrees that this Indemnity shall be sufficient evidence of the obligations of Indemnitor to each purchaser, assignee, or participant, and upon written request by Lender, Indemnitor shall consent to such amendments or modifications to the Loan Documents as may be reasonably required in order to evidence any such sale, assignment or participation.

11. ATTORNEYS' FEES. If a dispute arises under this Indemnity, the prevailing party to such dispute shall be entitled to recover the amount of all attorneys' fees and expenses and all costs incurred in connection therewith, together with interest thereon from the date of demand therefor until paid at the rate of interest applicable to the principal balance of the Note as specified therein.

12. ENFORCEABILITY. Indemnitor hereby acknowledges that: (a) the obligations undertaken by Indemnitor in this Indemnity are complex in nature, and (b) numerous possible defenses to the enforceability of these obligations may

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                                                                   Loan No. 1440

    presently exist and/or may arise hereafter, and (c) as part of Lender's consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Indemnitor of all such defenses, and (d) Indemnitor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Indemnitor does hereby represent and confirm to Lender that Indemnitor is fully informed regarding, and that Indemnitor does thoroughly understand:
    (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Indemnitor, and (iv) the legal consequences to Indemnitor of waiving such defenses. Indemnitor acknowledges that Indemnitor makes this Indemnity with the intent that this Indemnity and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

13. ENTIRE AGREEMENT. This Indemnity contains the entire understanding between the parties relating to the transactions contemplated hereby and all statements, oral or written, are merged herein. No modification, waiver, amendment, discharge or change of this Indemnity shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver or amendment, discharge or change is or may be sought.

14. SUCCESSORS AND ASSIGNS. All terms of this Indemnity shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.

15. GOVERNING LAW. This Indemnity shall be governed by, and construed in accordance with, the laws of the State of California, except to the extent preempted by federal laws.

16. MISCELLANEOUS. The liability of all persons and entities who are in any manner obligated hereunder to Lender as an Indemnitor shall be joint and several. If any provision of this Indemnity shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Indemnity and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Indemnity.

17. ARBITRATION.

    17.1 ARBITRATION. Upon the demand of any party, any dispute shall be resolved by binding arbitration (except as set forth in Paragraphs
          17.5 and 17.6 below) in accordance with the terms of this Agreement. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Agreement and each other document, contract and instrument required hereby or now or hereafter delivered to Lender in connection herewith, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the foregoing documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the foregoing documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

    17.2 GOVERNING RULES. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the foregoing documents. The arbitration shall be conducted at a location in California selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under
          Section 91 of Title 12 of the United States Code or any similar applicable state law.

                                                                   Loan No. 1440

    17.3 NO WAIVER; PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. No provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation, injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration or reference hereunder.

    17.4 ARBITRATOR QUALIFICATIONS AND POWERS; AWARDS. Arbitrators must be active members of the California State Bar or retired judges of the state or federal judiciary of California, with expertise in the substantive law applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the State of California, (ii) may grant any remedy or relief that a court of the State of California could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the California Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

    17.5 JUDICIAL REVIEW. Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations
          (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the State of California, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (1) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (2) whether the conclusions of law are erroneous under the substantive law of the State of California. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the State of California.

    17.6 REAL PROPERTY COLLATERAL; JUDICIAL REFERENCE. Notwithstanding anything herein to the contrary, no Dispute shall be submitted to arbitration if the Dispute concerns indebtedness secured directly or indirectly, in whole or in part, by any real property unless (i) the holder of the mortgage, lien or security interest specifically elects in writing to proceed with the arbitration, or (ii) all parties to the arbitration waive any rights or benefits that might accrue to them by virtue of the single action rule statute of California, thereby agreeing that all indebtedness and obligations of the parties, and all mortgages, liens and security interests securing such indebtedness and obligations, shall remain fully valid and enforceable. If any such Dispute is not submitted to arbitration, the Dispute shall be referred to a referee in accordance with California Code of Civil Procedure
          Section 638 et seq., and this general reference agreement is intended to be specifically enforceable in accordance with said Section 638. A referee with the qualifications required herein for arbitrators shall be selected pursuant to the AAA's selection procedures. Judgment upon the decision rendered by a referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

    17.7 MISCELLANEOUS. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by

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                                                                   Loan No. 1440

          applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the foregoing documents or the subject matter of the Dispute shall control. This Agreement may be amended or modified only in writing signed by Lender and Indemnitor. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement. This arbitration provision shall survive termination, amendment or expiration of any of the foregoing documents or any relationship between the parties.

18. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS INDEMNITY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS INDEMNITY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, this Indemnity has been executed as of the date first set forth above.



                                                       "LENDER"

                                       WELLS FARGO BANK,
                                       NATIONAL ASSOCIATION



                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Its:
                                            ------------------------------------


                                                      "INDEMNITOR"

                                       COMMUNICATIONS & POWER INDUSTRIES HOLDING
                                       CORPORATION, a Delaware corporation

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Its:
                                            ------------------------------------

                                                                       EXHIBIT A
                                                                   Loan No. 1440

                             DESCRIPTION OF PROPERTY


Exhibit A to Hazardous Materials Indemnity Agreement (Unsecured) executed by COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, "Indemnitor," to WELLS FARGO BANK, NATIONAL ASSOCIATION, "Lender", dated as of December __, 2000.

The land referred to herein is situated in the County of San Mateo, State of California, and is described as follows:

All that real property located in the City of San Carlos, County of San Mateo, State of California, all of Parcel 1 as shown on the Parcel Map recorded in Volume 20 of Parcel Maps at page 23 in the Records of said County, described in metes as follows:

Beginning at Northerly corner of said Parcel; thence through the following numbered courses:

1) South 37(degree) 56' 04" East 739.82 feet to a curve to the right with a radius of 447.00 feet

2) along said curve through a central angle of 33(degree) 54' 48" an arc distance of 264.58 feet

3) South 04(degree) 01' 16" East 182.93 feet to a curve to the left with a radius of 553.00 feet

4) along said curve through a central angle of 02(degree) 38' 43" an arc distance of 25.53 feet

5) South 46(degree) 51' 36" West 476.39 feet

6) North 42(degree) 08' 24" West 1153.65 feet

7) North 47(degree) 51' 36" East 752.91 feet to the point of beginning.

A.P. No.:      046-051-020                     JPN 046 005 051 02 A
               046-051-070                         046 005 051 07 A